UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of shareholders of the Company (the “Annual Meeting”) was hosted virtually on June 26, 2025, from the Company’s corporate headquarters in Nashville, Tennessee. Shares representing a total of 10,779,524 votes were outstanding and entitled to vote. At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected all nine persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 16, 2025. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes

Joanna Barsh	6,436,359	390,905	33,146	970,346
Matthew M. Bilunas	6,757,997	69,267	33,146	970,346
Carolyn Bojanowski	6,698,654	128,219	33,537	970,346
John F. Lambros	6,700,773	126,491	33,146	970,346
Thurgood Marshall, Jr.	6,615,781	234,068	10,561	970,346
Angel R. Martinez	6,698,604	64,719	97,087	970,346
Mary E. Meixelsperger	6,759,666	67,518	33,226	970,346
Gregory A. Sandfort	6,693,410	133,854	33,146	970,346
Mimi E. Vaughn	6,500,258	135,997	24,155	970,346

Non-Binding, Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders voted upon a non‑binding, advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

6,036,837	624,385	199,188	970,346

Approval of the Genesco Inc. Third Amended and Restated 2020 Equity Incentive Plan

The Company's shareholders voted upon and approved the Genesco Inc. Third Amended and Restated 2020 Equity Incentive Plan as disclosed in the proxy statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

6,130,137	721,879	8,394	970,346

Ratification of Independent Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain

7,714,859	109,034	6,863

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

Date:	June 27, 2025	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, Secretary and General Counsel